GE INVESTMENTS FUNDS, INC.

International Equity Fund

Supplement Dated November 23, 2009

To the Prospectus Dated May 1, 2009

Effective January 1, 2010, Makoto Sumino will no longer serve on the portfolio management team of the International Equity Fund, as he will be assuming a new role within GE Asset Management Incorporated. The other members of the portfolio management team for the International Equity Fund will assume Mr. Sumino’s responsibilities with respect to the Fund.

Effective January 1, 2010, all references in the prospectus to Mr. Sumino shall be deleted.

[This supplement should be retained with your prospectus for future reference]